UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

              0-16002                                   95-3768341
   -----------------------------          -------------------------------------
     (Commission File Number)               (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 23, 2003, the registrant issued a public announcement concerning a delay in the filing of its Form 10-Q for the second quarter ended September 27, 2003. The full text of the announcement, which shall not be deemed filed under the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED MARKETING SERVICES, INC.
                                    (Registrant)


          October 23, 2003          By:   /s/ Michael M. Nicita
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                Date                      Michael M. Nicita
                                          President and Chief Executive Officer